As filed with the Securities and Exchange Commission on August 6, 2012

Registration No.  333-164323

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 3 to

Form S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

MARKWEST ENERGY PARTNERS, L.P.
MARKWEST ENERGY FINANCE CORPORATION*

(Exact name of registrant as specified in its charter)

Delaware Delaware (State or other jurisdiction of incorporation or organization)	2700005456 20-1805917 (I.R.S. Employer Identification Number)

1515 Arapahoe Street

Tower 1, Suite 1600

Denver, Colorado 80202

(303) 925-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Nancy K. Buese

1515 Arapahoe Street

Tower 1, Suite 1600

Denver, Colorado 80202

(303) 925-9200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

David P. Oelman

Matthew R. Pacey

Vinson & Elkins L.L.P.

First City Tower

1001 Fannin Street, Suite 2500

Houston, Texas 77002-6760

(713) 758-2222

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered / proposed maximum offering price per unit / proposed maximum offering price(1)	Amount of registration fee
Debt Securities
Common Units
Guarantees of Debt Securities(3)
Total	(1)	(1)

(1)          An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered hereunder at indeterminate prices. In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of all of the registration fee and will pay the registration fee subsequently in advance or on a pay-as-you-go basis.

* The following are co-registrants that may guarantee the debt securities:

MarkWest Energy Operating Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	27-0005448
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

West Shore Processing Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Michigan	76-0501616
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Energy Appalachia, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	47-0852385
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Mason Pipeline Limited Liability Company

(Exact Name of Registrant As Specified In Its Charter)

Michigan	26-2664116
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Michigan Pipeline Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Michigan	83-0375568
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Oklahoma Gas Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	86-1089780
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest New Mexico, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	30-0157474
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number

MarkWest Pinnacle, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	30-0157461
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest PNG Utility, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	30-0157467
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Texas PNG Utility, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	30-0157468
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Blackhawk, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	30-157471
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Power Tex, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	45-0537840
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Pipeline Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	20-2229672
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Energy East Texas Gas Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1311706
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Javelina Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0263770
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Javelina Pipeline Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	38-2909338
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Matrex, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Michigan	84-1349848
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Liberty Gas Gathering, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-2368254
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Gas Services, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	26-1795927
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Energy GP, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	01-0636219
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Hydrocarbon, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	84-1352233
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Marketing, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-2430225
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Gas Marketing, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Texas	26-2827902
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest McAlester, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Oklahoma	26-3195589
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Ranger Pipeline Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	27-4613260
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Mountaineer Pipeline Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	45-3160452
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

MarkWest Utica Operating Company, L.L.C.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	80-0773356
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

EXPLANATORY NOTE

This Registration Statement on Form S-3 (Registration Statement No. 333-164323) of MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation and their subsidiary guarantor registrants (the “Registration Statement”) is being amended to add MarkWest Utica Operating Company, L.L.C., a subsidiary of MarkWest Energy Partners, L.P., as a co-registrant that is, or may potentially be, a guarantor of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the amounts set forth below are estimates.

Securities and Exchange Commission registration fee	$ *
Legal fees and expenses	50,000
Accounting fees and expenses	50,000
Printing expenses	15,000
Listing fees	15,000
TOTAL	$130,000

*                 The registrants are deferring payment of the registration fee in reliance on Rules 456(b) and 457(r).

Item 15. Indemnification of Directors and Officers

Section 17-108 of the Delaware Revised Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever. The partnership agreement of MarkWest Energy Partners, L.P. provides that, in most circumstances, we will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

•                  our general partner;

•                  any departing general partner;

•                  any person who is or was an affiliate of a general partner or any departing general partner;

•                  any person who is or was a member, partner, officer, director employee, agent or trustee of our general partner or any departing general partner or any affiliate of a general partner or any departing general partner; or

•                  any person who is or was serving at the request of a general partner or any departing general partner or any affiliate of a general partner or any departing general partner as an officer, director, employee, member, partner, agent or trustee of another person.

Any indemnification under these provisions will only be out of our assets. Our general partner will not be personally liable for, or have any obligation to contribute or loan funds or assets to us to enable us to effectuate, indemnification. We may purchase insurance against liabilities asserted against and expenses incurred by persons for our activities, regardless of whether we would have the power to indemnify the person against liabilities under the partnership agreement.

Section 145 of the Delaware General Corporation Law, inter alia, empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of any such threatened, pending or completed action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors or by independent legal counsel in a written opinion that indemnification is proper because the indemnitee has met the applicable standard of conduct.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145. Also, Article VI of the bylaws of MarkWest Energy Finance Corporation provides for the indemnification of directors and officers of the company and such directors and officers who serve at the request of the company as directors, officers, employees or agents of any other enterprise against certain liabilities under certain circumstances.

The limited liability company agreement of MarkWest Energy GP, L.L.C. provides that it will, to the fullest extent permitted by law, indemnify and advance expenses to indemnitees (as defined therein) from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which any indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an indemnitee, provided that in each case the indemnitee acted in good faith and in a manner which such indemnitee reasonably believed to be in, or not opposed to the best interests of, the operating company. This indemnification would under certain circumstances include indemnification for liabilities under the Securities Act. In addition, each indemnitee would automatically be entitled to the advancement of expenses in connection with the foregoing indemnification. Any indemnification under these provisions will be only out of the assets of the operating company.

In April 2008, the Partnership and our General Partner entered into second amended and restated indemnification agreements with all of the directors and officers of the General Partner. The second amended and restated indemnification agreements become operative if the indemnitees were or are or become, or are threatened to be made, a party to or witness or other participant in, or were or are or become obligated to furnish documents in response to a subpoena or otherwise in connection with, any threatened, pending or completed claim, action, suit, proceeding, arbitration or alternative dispute resolution mechanism, investigation, inquiry, administrative hearing, appeal or any other actual, threatened or completed proceeding, whether brought in the right of the Partnership, the General Partner, their affiliates or otherwise and whether of a civil, criminal, administrative, arbitrative or investigative nature, by reason of the fact that indemnitees were or are or may be deemed a director, officer, employee, controlling person, agent or fiduciary of the Partnership, the General Partner, their affiliates or any other person for which indemnitees are or were or may be deemed to be serving at the request of the General Partner, or by reason of any action or inaction on the part of indemnitees while serving or acting or having served or acted in any that capacity. Upon the occurrence of an indemnification event, the Partnership and the General Partner will indemnify the indemnitees against all losses and expenses (as defined in the second amended and restated indemnification agreements), so long as the indemnitees acted in good faith and in a manner the indemnitees reasonably believed to be in, or not opposed to, the best interests of the General Partner, and, with respect to any criminal proceeding, had no reasonable cause to believe indemnitees’ conduct was unlawful. There are certain limitations on the obligation of the General Partner and the Partnership to indemnify the indemnitees in connection with a claim brought by or in the name of the General Partner to obtain a judgment in its favor.

***Item 16. Exhibits(a)

Exhibits:

Exhibit Number		Description
1.1*	—	Form of Underwriting Agreement

2.1(1)	—	Agreement and Plan of Redemption and Merger dated September 5, 2007 by and among MarkWest Hydrocarbon, Inc. MarkWest Energy Partners, L.P. and MWEP, L.L.C.

4.1(2)	—	Indenture dated as of April 15, 2008 among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, and the several guarantors named therein, and Wells Fargo Bank, N.A., as trustee.

4.2(2)	—	Form of 83/4% Series A and Series B Senior Notes due 2018 with attached notation of Guarantees (incorporated by reference to Exhibits A and D of Exhibit 4.1 hereto).

4.3(3)	—

First Supplemental Indenture, dated as of April 25, 2008, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.4(3)	—

Second Supplemental Indenture, dated as of August 4, 2008, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.5(3)	—

Third Supplemental Indenture, dated as of September 15, 2008, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.6(7)	—

Fourth Supplemental Indenture, dated as of March 10, 2011, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.7(8)	—

Fifth Supplemental Indenture, dated as of October 21, 2011, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.8(10)	—

Sixth Supplemental Indenture, dated as of November 10, 2011, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.9(4)	—	Indenture Release of Subsidiary Guarantor dated as of May 1, 2009 among MarkWest Energy Partners, L.P. and Wells Fargo Bank, N.A.

4.10**	—	Indenture Release of Subsidiary Guarantor dated as of October 31, 2009 among MarkWest Energy Partners, L.P. and Wells Fargo Bank, N.A.

4.11(5)	—

Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.12(5)	—	Form of 63/4% Senior Notes due 2020 with attached notation of Guarantees (incorporated by reference to Exhibits A and B of Exhibit 4.10 hereto).

4.13(5)	—

First Supplemental Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.14(6)	—

Second Supplemental Indenture, dated as of February 24, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

Exhibit Number		Description
4.15(6)	—	Form of 6.5% Senior Notes due 2021 with attached notation of Guarantees (incorporated by reference to Exhibits A and B of Exhibit 4.12 hereto).

4.16(7)	—

Third Supplemental Indenture, dated as of March 10, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.17(8)

Fourth Supplemental Indenture, dated as of October 21, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.18(9)

Fifth Supplemental Indenture, dated as of October 21, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.19(11)

Sixth Supplemental Indenture, dated as of December 27, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.20(12)

Seventh Supplemental Indenture, dated as of January 30, 2012, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.21**	—	Form of Senior Indenture of MarkWest Energy Partners, L.P.

4.22**	—	Form of Subordinated Indenture of MarkWest Energy Partners, L.P.

5.1**	—	Opinion of Vinson & Elkins L.L.P. relating to the legality of the securities being registered.

5.2**	—	Opinion of Vinson & Elkins L.L.P. relating to the legality of the guarantees covered by Post-Effective Amendment No. 1 to Form S-3.

5.3**	—	Opinion of Vinson & Elkins L.L.P. relating to the legality of the guarantees covered by Post-Effective Amendment No. 2 to Form S-3.

5.4***	—	Opinion of Vinson & Elkins L.L.P. relating to the legality of the guarantees covered by Post-Effective Amendment No. 3 to Form S-3.

8.1**	—	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

12.1**	—	Computation of Ratio of Earnings to Fixed Charges.

21.1(12)	—	List of Subsidiaries.

23.1***	—	Consent of Deloitte & Touche LLP.

23.2**	—	Consent of PricewaterhouseCoopers LLP.

23.3***	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.4 hereto).

24.1**	—	Power of Attorney (included on signature page of this registration statement).

25.1**	—	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Senior Indenture.

25.2**	—	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Subordinated Indenture.

(1)               Incorporated by reference to the Current Report on Form 8-K filed September 6, 2007.

(2)               Incorporated by reference to the Current Report on Form 8-K filed April 15, 2008.

(3)               Incorporated by reference to the Annual Report on Form 10-K filed March 2, 2009.

(4)               Incorporated by reference to the Quarterly Report on Form 10-Q filed on August 10, 2009.

(5)               Incorporated by reference to the Current Report on Form 8-K filed November 3, 2010.

(6)               Incorporated by reference to the Current Report on Form 8-K filed February 24, 2011.

(7)               Incorporated by reference to the Quarterly Report on Form 10-Q filed May 9, 2011.

(8)               Incorporated by reference to the Quarterly Report on Form 10-Q filed November 7, 2011

(9)               Incorporated by reference to the Periodic Report on Form 8-K filed November 7, 2011

(10)         Incorporated by reference to the Periodic Report on Form 8-K filed November 15, 2011

(11)         Incorporated by reference to the Annual Report on Form 10-K filed February 28, 2012.

(12)         Incorporated by reference to the Quarterly Report on Form 10-Q filed May 7, 2012

*                      To be filed.

**               Previously filed as an exhibit to the Registration Statement.

***        Filed herewith.

Item 17. Undertakings.

The undersigned registrant hereby undertakes:

(1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)             To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)          To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)       To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)             If the registrant is relying on Rule 430B:

A.           Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

B.             Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)          If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)   That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the registrant undertakes that in a primary offering of securities of the registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)             Any preliminary prospectus or prospectus of the registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)          Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned registrant or used or referred to by the registrant;

(iii)       The portion of any other free writing prospectus relating to the offering containing material information about the registrant or its securities provided by or on behalf of the registrant; and

(iv)      Any other communication that is an offer in the offering made by the registrant to the purchaser.

(6)   That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, state of Colorado, on August 6, 2012.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title

Date: August 6, 2012	By:	/s/ FRANK M. SEMPLE*
Frank M. Semple
President, Chief Executive Officer, Chairman of the Board and Director
(Principal Executive Officer)

Date: August 6, 2012	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: August 6, 2012	By:	/s/ PAULA ROSSON
Paula Rosson
Vice President and Chief Accounting Officer (Principal Accounting Officer)

Date: August 6, 2012	By:	/s/ DONALD D. WOLF
Donald D. Wolf Lead Director

Signature		Title

Date: August 6, 2012	By:	/s/ KEITH E. BAILEY*
Keith E. Bailey Director

Date: August 6, 2012	By:	/s/ MICHAEL L. BEATTY*
Michael L. Beatty Director

Date: August 6, 2012	By:	/s/ CHARLES K. DEMPSTER*
Charles K. Dempster Director

Date: August 6, 2012	By:	/s/ DONALD C. HEPPERMANN*
Donald C. Heppermann Director

Date: August 6, 2012	By:	/s/ RANDALL J. LARSON
Randall J. Larson Director

Date: August 6, 2012	By:	/s/ ANNE E. FOX MOUNSEY*
Anne E. Fox Mounsey Director

Date: August 6, 2012	By:	/s/ WILLIAM P. NICOLETTI*
William P. Nicoletti Director

*By:	/s/ NANCY K. BUESE
Nancy K. Buese
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 6, 2012.

MARKWEST ENERGY FINANCE CORPORATION

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on August 6, 2012.

Signature	Title

/s/ FRANK M. SEMPLE*	Chief Executive Officer, President and Director of MarkWest Energy Finance Corporation (Principal Executive Officer)
Frank M. Semple

/s/ NANCY K. BUESE	Senior Vice President, Chief Financial Officer and Director of MarkWest Energy Finance Corporation (Principal Financial Officer)
Nancy K. Buese

/s/ PAULA ROSSON	Vice President and Chief Accounting Officer of MarkWest Energy Finance Corporation (Principal Accounting Officer)
Paula Rosson

*By:	/s/ NANCY K. BUESE
Nancy K. Buese
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 6, 2012.

MARKWEST ENERGY OPERATING COMPANY, L.L.C.

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C., its General Partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on August 6, 2012.

Signature	Title

/s/ FRANK M. SEMPLE*	President, Chief Executive Officer, Chairman of the Board and Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Frank M. Semple
(Principal Executive Officer)

/s/ NANCY K. BUESE	Senior Vice President and Chief Financial Officer of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P. (Principal Financial Officer)
Nancy K. Buese

/s/ PAULA ROSSON	Vice President and Chief Accounting Officer of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P. (Principal Accounting Officer)
Paula Rosson

/s/ DONALD D. WOLF	Lead Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Donald D. Wolf

/s/ KEITH E. BAILEY	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Keith E. Bailey

Signature	Title

/s/ MICHAEL L. BEATTY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Michael L. Beatty

/s/ CHARLES K. DEMPSTER*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Charles K. Dempster

/s/ DONALD C. HEPPERMANN*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Donald C. Heppermann

/s/ RANDALL J. LARSON	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Randall J. Larson

/s/ ANNE E. FOX MOUNSEY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Anne E. Fox Mounsey

/s/ WILLIAM P. NICOLETTI*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
William P. Nicoletti

*By:	/s/ NANCY K. BUESE
Nancy K. Buese
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 6, 2012.

WEST SHORE PROCESSING COMPANY, L.L.C.
MARKWEST ENERGY APPALACHIA, L.L.C.
MARKWEST MICHIGAN PIPELINE COMPANY, L.L.C.
MARKWEST OKLAHOMA GAS COMPANY, L.L.C.
MARKWEST POWER TEX, L.L.C.
MARKWEST PINNACLE, L.L.C.
MARKWEST PNG UTILITY, L.L.C.
MARKWEST TEXAS PNG UTILITY, L.L.C.
MARKWEST BLACKHAWK, L.L.C.
MARKWEST NEW MEXICO, L.L.C.
MARKWEST ENERGY EAST TEXAS GAS COMPANY, L.L.C.
MARKWEST PIPELINE COMPANY, L.L.C.
MARKWEST JAVELINA PIPELINE COMPANY, L.L.C.
MARKWEST JAVELINA COMPANY, L.L.C.
MARKWEST GAS SERVICES, L.L.C.
MARKWEST LIBERTY GAS GATHERING, L.L.C.
MARKWEST MARKETING, L.L.C.
MARKWEST GAS MARKETING, L.L.C.
MARKWEST MOUNTAINEER PIPELINE COMPANY, L.L.C.
MARKWEST UTICA OPERATING COMPANY, L.L.C.

By:	MARKWEST ENERGY OPERATING COMPANY,
L.L.C., their Sole Member

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Nancy K. Buese and Frank M. Semple, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as they might or could not in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on August 6, 2012.

Signature	Title

/s/ FRANK M. SEMPLE*	President, Chief Executive Officer, Chairman of the
Frank M. Semple	Board and Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P. (Principal Executive Officer)

/s/ NANCY K. BUESE	Senior Vice President and Chief Financial Officer of
Nancy K. Buese	MarkWest Energy GP, L.L.C., General Partner of
MarkWest Energy Partners, L.P.
(Principal Financial Officer)

/s/ PAULA ROSSON	Vice President and Chief Accounting Officer of
Paula Rosson	MarkWest Energy GP, L.L.C., General Partner of
MarkWest Energy Partners, L.P.
(Principal Accounting Officer)

/s/ DONALD D. WOLF	Lead Director of MarkWest Energy GP, L.L.C.,
Donald D. Wolf	General Partner of MarkWest Energy Partners, L.P.

/s/ KEITH E. BAILEY	Director of MarkWest Energy GP, L.L.C.,
Keith E. Bailey	General Partner of MarkWest Energy Partners, L.P.

/s/ MICHAEL L. BEATTY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Michael L. Beatty

/s/ CHARLES K. DEMPSTER*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Charles K. Dempster

/s/ DONALD C. HEPPERMANN*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Donald C. Heppermann

Signature	Title

/s/ RANDALL J. LARSON	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Randall J. Larson

/s/ ANNE E. FOX MOUNSEY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Anne E. Fox Mounsey

/s/ WILLIAM P. NICOLETTI*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
William P. Nicoletti

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 6, 2012.

MARKWEST ENERGY GP, L.L.C.

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on August 6, 2012.

Signature	Title

/s/ FRANK M. SEMPLE*	President, Chief Executive Officer, Chairman of the
Frank M. Semple	Board and Director (Principal Executive Officer)

/s/ NANCY K. BUESE	Senior Vice President and Chief Financial Officer
Nancy K. Buese	(Principal Financial Officer)

/s/ PAULA ROSSON	Vice President and Chief Accounting Officer
Paula Rosson	(Principal Accounting Officer)

/s/ DONALD D. WOLF	Lead Director of MarkWest Energy GP, L.L.C.
Donald D. Wolf

/s/ KEITH E. BAILEY	Director
Keith E. Bailey

/s/ MICHAEL L. BEATTY*	Director
Michael L. Beatty

/s/ CHARLES K. DEMPSTER*	Director
Charles K. Dempster

Signature	Title

/s/ DONALD C. HEPPERMANN*	Director
Donald C. Heppermann

/s/ RANDALL J. LARSON	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Randall J. Larson

/s/ ANNE E. FOX MOUNSEY*	Director
Anne E. Fox Mounsey

/s/ WILLIAM P. NICOLETTI*	Director
William P. Nicoletti

*By:	/s/ NANCY K. BUESE
Nancy K. Buese
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 6, 2012.

MARKWEST MCALESTER, L.L.C.

By:	MARKWEST OKLAHOMA GAS COMPANY, L.L.C., its Sole Member

By:	MARKWEST ENERGY OPERATING COMPANY, L.L.C., its Sole Member

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on August 6, 2012.

Signature	Title

/s/ FRANK M. SEMPLE*	President, Chief Executive Officer, Chairman of the Board and Director of MarkWest Energy GP, L.L.C., General Partner of
Frank M. Semple
MarkWest Energy Partners, L.P.
(Principal Executive Officer)

/s/ NANCY K. BUESE	Senior Vice President and Chief Financial Officer of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy
Nancy K. Buese
Partners, L.P.
(Principal Financial Officer)

/s/ PAULA ROSSON	Vice President and Chief Accounting Officer of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Paula Rosson

(Principal Accounting Officer)

/s/ DONALD D. WOLF	Lead Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Donald D. Wolf

/s/ KEITH E. BAILEY	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Keith E. Bailey

I-18

	Signature	Title

	/s/ MICHAEL L. BEATTY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Michael L. Beatty

	/s// CHARLES K. DEMPSTER*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Charles K. Dempster

	/s/ DONALD C. HEPPERMANN*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Donald C. Heppermann

	/s/ RANDALL J. LARSON	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Randall J. Larson

	/s/ ANNE E. FOX MOUNSEY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Anne E. Fox Mounsey

	/s/ WILLIAM P. NICOLETTI*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
William P. Nicoletti

*By:	/s/ NANCY K. BUESE
Nancy K. Buese
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 6, 2012.

MARKWEST HYDROCARBON, INC.

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on August 6, 2012.

	Signature	Title

	/s/ FRANK M. SEMPLE*	Chief Executive Officer, President and Director
Frank M. Semple

	/s/ NANCY K. BUESE	Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)
Nancy K. Buese

	/s/ PAULA ROSSON	Vice President and Chief Accounting Officer and Director (Principal Accounting Officer)
Paula Rosson

*By:	/s/ NANCY K. BUESE
Nancy K. Buese
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 6, 2012.

MASON PIPELINE LIMITED LIABILITY COMPANY

By:	MARKWEST HYDROCARBON, INC.,
its Sole Member

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on August 6, 2012.

	Signature	Title

	/s/ FRANK M. SEMPLE*	Chief Executive Officer, President and Director
Frank M. Semple

	/s/ NANCY K. BUESE	Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)
Nancy K. Buese

	/s/ PAULA ROSSON	Vice President and Chief Accounting Officer and Director (Principal Accounting Officer)
Paula Rosson

*By:	/s/ NANCY K. BUESE
Nancy K. Buese
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 6, 2012.

MATREX, L.L.C.

By:	WEST SHORE PROCESSING
COMPANY L.L.C., its Sole Member

By:	MARKWEST ENERGY OPERATING
COMPANY, L.L.C., its Sole Member

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on August 6, 2012.

Signature	Title

/s/ FRANK M. SEMPLE*	President, Chief Executive Officer, Chairman of the Board and Director of MarkWest Energy GP, L.L.C., General Partner of
Frank M. Semple
MarkWest Energy Partners, L.P.
(Principal Executive Officer)

/s/ NANCY K. BUESE	Senior Vice President and Chief Financial Officer of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Nancy K. Buese

(Principal Financial Officer)

/s/ PAULA ROSSON	Vice President and Chief Accounting Officer of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Paula Rosson

(Principal Accounting Officer)

/s/ DONALD D. WOLF	Lead Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Donald D. Wolf

/s/ KEITH E. BAILEY	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Keith E. Bailey

	Signature	Title

	/s/ MICHAEL L. BEATTY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Michael L. Beatty

	/s// CHARLES K. DEMPSTER*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Charles K. Dempster

	/s/ DONALD C. HEPPERMANN*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Donald C. Heppermann

	/s/ RANDALL J. LARSON	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Randall J. Larson

	/s/ ANNE E. FOX MOUNSEY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Anne E. Fox Mounsey

	/s/ WILLIAM P. NICOLETTI*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
William P. Nicoletti

*By:	/s/ NANCY K. BUESE
Nancy K. Buese
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 6, 2012.

MARKWEST RANGER PIPELINE COMPANY, L.L.C.

By:	MARKWEST ENERGY APPALACHIA,
L.L.C., its Sole Member

By:	MARKWEST ENERGY OPERATING COMPANY,
L.L.C., its Sole Member

By:	MARKWEST ENERGY PARTNERS, L.P.,
its Managing Member

By:	MARKWEST ENERGY GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on August 6, 2012.

Signature	Title

/s/ FRANK M. SEMPLE*	President, Chief Executive Officer, Chairman of the Board and Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Frank M. Semple
(Principal Executive Officer)

/s/ NANCY K. BUESE	Senior Vice President and Chief Financial Officer of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Nancy K. Buese

(Principal Financial Officer)

/s/ PAULA ROSSON	Vice President and Chief Accounting Officer of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Paula Rosson

(Principal Accounting Officer)

/s/ DONALD D. WOLF	Lead Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Donald D. Wolf

/s/ KEITH E. BAILEY	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Keith E. Bailey

	Signature	Title

	/s/ MICHAEL L. BEATTY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Michael L. Beatty

	/s// CHARLES K. DEMPSTER*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Charles K. Dempster

	/s/ DONALD C. HEPPERMANN*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Donald C. Heppermann

	/s/ RANDALL J. LARSON	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Randall J. Larson

	/s/ ANNE E. FOX MOUNSEY*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
Anne E. Fox Mounsey

	/s/ WILLIAM P. NICOLETTI*	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
William P. Nicoletti

*By:	/s/ NANCY K. BUESE
Nancy K. Buese
Attorney-in-Fact

Index of exhibits

Exhibit Number		Description
1.1*	—	Form of Underwriting Agreement

2.1(1)	—	Agreement and Plan of Redemption and Merger dated September 5, 2007 by and among MarkWest Hydrocarbon, Inc. MarkWest Energy Partners, L.P. and MWEP, L.L.C.

4.1(2)	—	Indenture dated as of April 15, 2008 among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, and the several guarantors named therein, and Wells Fargo Bank, N.A., as trustee.

4.2(2)	—	Form of 83/4% Series A and Series B Senior Notes due 2018 with attached notation of Guarantees (incorporated by reference to Exhibits A and D of Exhibit 4.1 hereto).

4.3(3)	—

First Supplemental Indenture, dated as of April 25, 2008, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.4(3)	—

Second Supplemental Indenture, dated as of August 4, 2008, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.5(3)	—

Third Supplemental Indenture, dated as of September 15, 2008, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.6(7)	—

Fourth Supplemental Indenture, dated as of March 10, 2011, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.7(8)	—

Fifth Supplemental Indenture, dated as of October 21, 2011, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.8(10)	—

Sixth Supplemental Indenture, dated as of November 10, 2011, among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee.

4.9(4)	—	Indenture Release of Subsidiary Guarantor dated as of May 1, 2009 among MarkWest Energy Partners, L.P. and Wells Fargo Bank, N.A.

4.10**	—	Indenture Release of Subsidiary Guarantor dated as of October 31, 2009 among MarkWest Energy Partners, L.P. and Wells Fargo Bank, N.A.

4.11(5)	—

Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.12(5)	—	Form of 63/4% Senior Notes due 2020 with attached notation of Guarantees (incorporated by reference to Exhibits A and B of Exhibit 4.10 hereto).

4.13(5)	—

First Supplemental Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.14(6)	—

Second Supplemental Indenture, dated as of February 24, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

Exhibit Number		Description
4.15(6)	—	Form of 6.5% Senior Notes due 2021 with attached notation of Guarantees (incorporated by reference to Exhibits A and B of Exhibit 4.12 hereto).

4.16(7)	—

Third Supplemental Indenture, dated as of March 10, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.17(8)

Fourth Supplemental Indenture, dated as of October 21, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.18(9)

Fifth Supplemental Indenture, dated as of October 21, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.19(11)

Sixth Supplemental Indenture, dated as of December 27, 2011, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.20(12)

Seventh Supplemental Indenture, dated as of January 30, 2012, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.21**	—	Form of Senior Indenture of MarkWest Energy Partners, L.P.

4.22**	—	Form of Subordinated Indenture of MarkWest Energy Partners, L.P.

5.1**	—	Opinion of Vinson & Elkins L.L.P. relating to the legality of the securities being registered.

5.2**	—	Opinion of Vinson & Elkins L.L.P. relating to the legality of the guarantees covered by Post-Effective Amendment No. 1 to Form S-3.

5.3**	—	Opinion of Vinson & Elkins L.L.P. relating to the legality of the guarantees covered by Post-Effective Amendment No. 2 to Form S-3.

5.4***	—	Opinion of Vinson & Elkins L.L.P. relating to the legality of the guarantees covered by Post-Effective Amendment No. 3 to Form S-3.

8.1**	—	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

12.1**	—	Computation of Ratio of Earnings to Fixed Charges.

21.1(12)	—	List of Subsidiaries.

23.1***	—	Consent of Deloitte & Touche LLP.

23.2**	—	Consent of PricewaterhouseCoopers LLP.

23.3***	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.4 hereto).

24.1**	—	Power of Attorney (included on signature page of this registration statement).

25.1**	—	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Senior Indenture.

25.2**	—	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Subordinated Indenture.

(1)          Incorporated by reference to the Current Report on Form 8-K filed September 6, 2007.

(2)          Incorporated by reference to the Current Report on Form 8-K filed April 15, 2008.

(3)          Incorporated by reference to the Annual Report on Form 10-K filed March 2, 2009.

(4)          Incorporated by reference to the Quarterly Report on Form 10-Q filed on August 10, 2009.

(5)          Incorporated by reference to the Current Report on Form 8-K filed November 3, 2010.

(6)          Incorporated by reference to the Current Report on Form 8-K filed February 24, 2011.

(7)          Incorporated by reference to the Quarterly Report on Form 10-Q filed May 9, 2011.

(8)          Incorporated by reference to the Quarterly Report on Form 10-Q filed November 7, 2011

(9)          Incorporated by reference to the Periodic Report on Form 8-K filed November 7, 2011

(10)    Incorporated by reference to the Periodic Report on Form 8-K filed November 15, 2011

(11)    Incorporated by reference to the Annual Report on Form 10-K filed February 28, 2012.

(12)    Incorporated by reference to the Quarterly Report on Form 10-Q filed May 7, 2012

*                 To be filed.

**          Previously filed as an exhibit to the Registration Statement.

***   Filed herewith.